Exhibit 10.3

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (as the same may be amended or modified from time to time pursuant hereto, this “Escrow Agreement”) is made and entered into as of August 15, 2016 among GAMCO Investors, Inc., a Delaware corporation (“GAMCO”), GGCP, Inc., a Wyoming corporation (“GGCP”), Cascade Investment, L.L.C., a Washington limited liability company ("Buyer", and together with GAMCO and GGCP, sometimes referred to individually as “Party” or collectively as the “Parties”), and JPMorgan Chase Bank, National Association (the “Escrow Agent”).  Capitalized terms used but not defined in this Escrow Agreement that are defined in the Purchase Agreement (defined below) shall have the meanings assigned to such terms in the Purchase Agreement; provided, that Escrow Agent shall be bound by and shall look to only the terms defined within this Escrow Agreement.

WHEREAS, GAMCO, GGCP, Buyer and certain other parties have entered into a Note Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”); and

WHEREAS, the Parties have agreed to deposit in escrow certain funds and wish such deposit to be subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.           Appointment.  The Parties hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2.           Escrow Account.  GGCP agrees to deposit with the Escrow Agent the initial sum of US $112,475,000 in cash (the “Escrow Deposit”).  The Escrow Agent shall hold the Escrow Deposit and any investment proceeds thereof or interest thereon (collectively, the “Escrowed Funds”) in a separate and earmarked escrow account (the “Escrow Account”) until this Escrow Agreement has terminated and all of the Escrowed Funds have been released to the Parties, in each case in accordance with the terms and conditions of this Escrow Agreement. The Escrow Agent shall invest and reinvest the Escrow Deposit and the investment proceeds thereof and interest thereon as directed in Section 3. The Escrow Agent shall hold the Escrowed Funds and any other property deposited or held from time to time in the Escrow Account during the term of this Escrow Agreement.

3.           Investment of Escrowed Funds.  During the term of this Escrow Agreement, the Escrowed Funds shall be invested as instructed in writing by an Authorized Representative (as defined below) of GGCP in United States Treasury Securities having a weighted average remaining maturity of two years or less (“Permitted Investments”) as available under then-current market conditions and prices, and any income from such investments will become part of the Escrowed Funds.  In the event that United States Treasury Securities are unavailable or circumstances prevent GGCP from providing written instructions to the Escrow Agent, the Escrow Agent shall invest the Escrowed Funds in an interest bearing demand deposit  account at JPMorgan Chase Bank, N.A. (“Cash Deposit Account”).  Interest bearing demand deposit accounts have rates of compensation that may vary from time to time as determined by the Escrow Agent based upon numerous factors including market conditions. Written investment instructions, if any, shall specify the type and identity of the investments to be purchased and/or sold.  The Escrow Agent is hereby authorized to execute purchases and sales of investments through the facilities of its own trading or capital markets operations or those of any affiliated entity.  The Escrow Agent or any of its affiliates may receive compensation with respect to any investment directed hereunder including without limitation charging an agency fee in connection with each transaction. The Escrowed Funds shall not be invested in any investment other than the Permitted Investments or the Cash Deposit Account without the prior written consent of each Party. Promptly after the end of each calendar month during the term of this Escrow Agreement, the Escrow Agent shall mail to the Parties a statement setting forth in reasonable detail a breakdown of the cash and Permitted Investments comprising the Escrowed Funds (the “Monthly Statement”). If at any time during the term of this Escrow Agreement, the fair market value of the Escrowed Funds (with any cash in US dollars being valued at the face amount thereof and any United States Treasury Securities valued as quoted by Bloomberg.com, or any successor thereto, at 4:00 p.m. on the Business Day prior to the valuation date) is less than the sum of (i) the Unpaid Principal Amount and (ii) six months of interest on the Unpaid Amount at the rate of 4.5% per annum (the “Floor Amount”), then GGCP shall deposit or cause to be deposited in the Escrow Account cash or United States Treasury Securities constituting Permitted Investments (measured at fair market value) or a combination thereof in an amount equal to such shortfall (an “Additional Deposit”). GGCP shall notify the Escrow Agent in advance of the amount of any Additional Deposit. The Parties recognize and agree that the Escrow Agent will not provide supervision, recommendations or advice relating to either the investment of moneys held in the Escrow Account or the purchase, sale, retention or other disposition of any investment described herein and each Party acknowledges that it was not offered any investment, tax or accounting advice or recommendation by the Escrow Agent with regard to any investment and has made an independent assessment of the suitability and appropriateness of any investment hereunder for purposes of this Escrow Agreement. Except in the case of Escrow Agent’s fraud or its gross negligence, bad faith or willful misconduct in acting in accordance with a written investment instruction executed and delivered in accordance with the terms of this Escrow Agreement, the Escrow Agent shall not have any liability for any loss sustained as a result of any investment in an investment made pursuant to the terms of this Escrow Agreement or as a result of any liquidation of any investment prior to its maturity or for any failure of an Authorized Representative of the applicable Party(s) to give the Escrow Agent instructions to invest or reinvest the Escrowed Funds.

Market values, exchange rates and other valuation information of any Permitted Investment furnished in any report or statement may be obtained from third party sources and is furnished for the exclusive use of the Parties.  Escrow Agent has no responsibility whatsoever to determine the market or other value of any Permitted Investment and makes no representation or warranty, express or implied, as to the accuracy of any such valuations or that any values necessarily reflect the proceeds that may be received on the sale of a Permitted Investment.  Escrow Agent shall have the right to liquidate, in accordance with the terms of this Escrow Agreement, any investments held in order to provide funds necessary to make required payments under this Escrow Agreement.

4.           Release and Termination.  The Escrow Agent shall only release Escrowed Funds from the Escrow Account as provided in this Section 4.

(a)
If (i) Buyer exercises any Note Put Option or an Event of Default occurs, and (ii) GAMCO fails to deliver all or any portion of the consideration due and payable in respect of such exercise or Event of Default described in (i) (in each case, the “Unpaid Amount”) when it becomes due under the Note (in each case, the “Due Date”), Buyer, in its sole discretion, on or after such Due Date, may deliver a written notice (each, a “Payment Notice”) to the Escrow Agent and other Parties stating that the Due Date has passed and requesting payment of such Unpaid Amount.

(b)
Buyer and GGCP shall, (i) promptly after the occurrence of each Partial Release Event, (ii) promptly after receipt of each Monthly Statement and (iii) at such other time as they shall mutually agree, deliver a joint written notice (each, a “Mutual Release Notice”) to the Escrow Agent instructing the Escrow Agent to release all of the Escrowed Funds in excess of the Floor Amount to GGCP.  “Partial Release Event” means each partial conversion of the Note into Common Stock, partial redemption of the Note or partial exercise of any Note Put Option as exercised by the applicable Party(s) under the Note.

(c)
This Escrow Agreement shall terminate (other than the provisions of Sections 7 and 8 which will survive termination) upon the release of all Escrowed Funds to Buyer and/or GGCP in accordance with the Termination Notice (as defined below). Upon the earlier to occur of (i) the full conversion of the entire aggregate principal amount of the Note, (ii) the first Business Day after the entire aggregate principal amount of the Note has been paid in full, (iii) the first Business Day after the Exercise Date on which all outstanding Payment Notices have be fully discharged and paid in full and (iv) the transfer of the Note pursuant to the terms thereof (other than a transfer to an Affiliate (as defined in the Note) of Buyer or a charitable foundation established by the beneficial owner of Buyer), an Authorized Representative of each Party shall give the Escrow Agent joint written notice of the termination of this Escrow Agreement under either (i), (ii), (iii) or (iv) above (each a  "Termination Notice").

(d)
Upon receipt of a Payment Notice, Mutual Release Notice or Termination Notice, the Escrow Agent shall, promptly and in no event later than one (1) Business Day after the date on which it receives such notice, to the extent necessary to make such payment, convert Escrowed Funds into cash in U.S. dollars, and release to Buyer or GGCP, as specified in such notice, from the Escrow Account an amount in cash in U.S. dollars equal to the amount specified in the notice by wire transfer of immediately available funds to the account or accounts specified by Buyer or GGCP, as applicable, in the notice.

(e)
All Payment Notices, Mutual Release Notices or Termination Notices provided under this Section 4 shall specify the amount and maturity date of the United States Treasury Security which is to be liquidated in order to make such funds transfer and the Escrow Agent shall have no discretion thereto or any liability for the penalty incurred due to liquidation prior to maturity of any specified United States Treasury Security.

(f)
Notwithstanding anything to the contrary set forth in Section 10, any notice or instructions setting forth, claiming, objecting to, or in any way related to the transfer or distribution of the Escrowed Funds, must be in writing executed by the appropriate Party or Parties as evidenced by the signatures of the person or persons signing this Agreement or one of their designated persons as set forth on the Designation of Authorized Representatives attached hereto as Schedules 1-A, 1-B and 1-C (each an “Authorized Representative”). Each Designation of Authorized Representatives shall be signed by the Secretary, any Assistant Secretary or other duly authorized officer of the named Party.  No such instruction shall be deemed delivered and effective unless Escrow Agent actually shall have received it on a Business Day by facsimile or as a Portable Document Format (“PDF”) attached to an email at the fax number or email address set forth in Section 10 and as evidenced by a confirmed transmittal to the Party’s or Parties’ transmitting fax number or email address and Escrow Agent has been able to satisfy any applicable security procedures as may be required hereunder.  Escrow Agent shall not be liable to any Party or other person for refraining from acting upon any instruction for or related to the transfer or distribution of the Escrowed Funds if delivered to any other fax number or email address, including but not limited to a valid email address of any employee of Escrow Agent.

5.           Escrow Agent.

(a)
The Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties shall be implied.  The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of, nor have any requirements to comply with, the terms and conditions of any other agreement, instrument or document between the Parties, in connection herewith, if any, including without limitation the Purchase Agreement, nor shall the Escrow Agent be required to determine if any person or entity has complied with any such agreements, nor shall any additional obligations of the Escrow Agent be inferred from the terms of such agreements, even though reference thereto may be made in this Escrow Agreement.  Solely with respect to the duties of the Escrow Agent, in the event of any conflict between the terms and provisions of this Escrow Agreement, those of the Purchase Agreement, any schedule or exhibit attached to the Escrow Agreement, or any other agreement among the Parties, the terms and conditions of this Escrow Agreement shall control.  The Escrow Agent may conclusively rely upon and shall not be liable for acting or refraining from acting upon any written notice, document, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed by an Authorized Representative(s) as applicable, without inquiry and without requiring substantiating evidence of any kind.  The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request.  The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Account, including, without limitation, the Escrow Deposit or Floor Amount nor, except as expressly set forth herein, shall the Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder.

(b)
The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith except to the extent that a final adjudication of a court of competent jurisdiction determines that the Escrow Agent's gross negligence, or willful misconduct was the cause of any direct loss to either Party.  The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through attorneys, and shall be liable only for its gross negligence, or willful misconduct (as finally adjudicated in a court of competent jurisdiction) in the selection of any such attorney.  The Escrow Agent may consult with counsel, accountants and other skilled persons to be selected and retained by it.  The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with, or in reliance upon, the advice or opinion of any such counsel, accountants or other skilled persons so long as such persons were selected with reasonable care.  In the event that the Escrow Agent shall be uncertain or believe there is some ambiguity as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto  which, in its opinion, conflict with any of the provisions of this Escrow Agreement or if the Escrow Agent receives conflicting instructions from the Parties, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be given a direction in writing by the Parties which eliminates such ambiguity or uncertainty to the satisfaction of Escrow Agent or by a final and non-appealable order or judgment of a court of competent jurisdiction (it being understood that the Escrow Agent shall be entitled conclusively to rely and act upon any such court order and shall have no obligation to determine whether any such court order is final).  The Parties agree, to the extent reasonably practicable, to pursue any redress or recourse in connection with any dispute without making the Escrow Agent a party to the same.  The Parties grant to Escrow Agent a lien and security interest in the Escrowed Funds in order to secure any indemnification obligations of the Parties or obligation for fees or expenses owed to the Escrow Agent hereunder. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6.           Succession.

(a)
The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving thirty (30) days advance notice in writing of such resignation to the Parties specifying a date when such resignation shall take effect, or may be removed, with or without cause, by the Parties at any time after giving not less than thirty (30) days prior joint written notice to the Escrow Agent. If the Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following receipt of the notice of resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto.  Escrow Agent's sole responsibility after such thirty (30) day notice period expires shall be to hold the Escrowed Funds in the Escrow Account (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent's obligations hereunder shall cease and terminate, subject to the provisions of Sections 7 and 8 hereunder and any liability of the Escrow Agent arising hereunder prior to such resignation.

(b)
Any entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all the escrow business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

7.           Compensation and Reimbursement.  GAMCO agrees to (a) pay the Escrow Agent for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 2 attached hereto, and (b) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including, without limitation reasonable attorney's fees and expenses, incurred or made by it in connection with the performance of this Escrow Agreement.

Each of the Parties further agrees to the disclosures and agreement set forth in Schedule 2.

8.           Indemnity.  The Parties shall jointly and severally indemnify, defend and hold harmless the Escrow Agent and its affiliates and their respective successors, permitted assigns, directors, agents and employees (the “Indemnitees”) from and against any and all losses, damages, claims, liabilities, penalties, judgments, settlements, litigation, investigations, costs or expenses (including, without limitation, the fees and expenses of outside counsel) (collectively “Losses”) arising out of or in connection with (a) the Escrow Agent's execution and performance of this Escrow Agreement, tax reporting or withholding, the enforcement of any rights or remedies under or in connection with this Escrow Agreement, or as may arise by reason of any act, omission or error of the Indemnitee, except in the case of any Indemnitee to the extent that such Losses are finally adjudicated by a court of competent jurisdiction to have been primarily caused by the gross negligence or willful misconduct of such Indemnitee, or (b) its following any instructions or directions, whether joint or singular, from the Parties, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof.  The Parties hereto acknowledge that the foregoing indemnities shall survive the resignation, replacement or removal of the Escrow Agent or the termination of this Escrow Agreement.  GAMCO agrees to pay on behalf of, or reimburse upon request, each of GGCP and Buyer for all expenses, disbursements and other amounts paid by GGCP and Buyer, respectively, pursuant to this Section 8.

9.           Taxpayer Identification Numbers/Tax Reporting.

(a)
Taxpayer Identification Numbers (“TIN”).  The Parties have provided the Escrow Agent with their respective fully executed Internal Revenue Service (“IRS”) Form W-8, or W-9 and/or other required documentation.  Each Party represents that its correct TIN assigned by the IRS, or any other taxing authority, is set forth in the form delivered by such Party.

(b)
Tax Reporting.  All interest or other income earned under the Escrow Agreement shall be allocated to GGCP and reported, as and to the extent required by law, by the Escrow Agent to the IRS, or any other taxing authority, on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Escrow Deposit by GGCP whether or not said income has been distributed during such year.  Any other tax returns required to be filed will be prepared and filed by the applicable Party with the IRS and any other taxing authority as required by law.  The Parties acknowledge and agree that Escrow Agent shall have no responsibility for the preparation and/or filing of any income, franchise or any other tax return with respect to the Escrowed Funds or any income earned by the Escrow Deposit.  The Parties further acknowledge and agree that any taxes payable from the income earned on the investment of any sums held in the Escrow Deposit shall be paid by GGCP.

10.           Notices. Except as otherwise expressly required in Section 4, all communications hereunder shall be in writing or set forth in a PDF attached to an email, and shall be deemed to be duly given and received:

(a)	upon delivery, if delivered personally, or upon confirmed transmittal, if by facsimile;

(b)	on the next Business Day (as hereinafter defined) if sent by recognized overnight courier; or

(c)	upon receipt of an email; or

(d)
four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth below or at such other address as any party hereto may have furnished to the other parties in writing .

If to GAMCO	GAMCO Investors, Inc.
One Corporate Center
Rye, New York 10580
Attn: Kevin Handwerker
Executive Vice President, General Counsel and Secretary
Facsimile: (914) 921-5384
Email: KHandwerker@gabelli.com

With copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attn: Gregory A. Fernicola, Esq. and Yossi Vebman, Esq.
Facsimile: (212) 735-3000

If to GGCP	GGCP, Inc.
140 Greenwich Ave.
Greenwich Ct. 06830
Attn: Silvio Berni, Vice President
Facsimile: (203) 629-2774
Email: sberni@ggcpinc.com

If to Buyer	Cascade Investment, L.L.C.
2365 Carillon Point
Kirkland, WA 98033
Attn: General Counsel
Facsimile: (425) 803-0459
Email: legal@bmgigroup.com
With copy to:
Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
Attn: Robert P. Davis, Esq.
Facsimile: (212) 225-3999

If to the Escrow Agent	JPMorgan Chase Bank, N.A.
Escrow Services
4 New York Plaza, 11th Floor
New York, NY 10004
Attn: Florence Hanley/Chris Vetri
Facsimile: (212) 552-2812
Email: ec.escrow@jpmorgan.com

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (a), (b), (c) and (d) of this Section 10, such communications shall be deemed to have been given on the date received by an officer of the Escrow Agent or any employee of the Escrow Agent who reports directly to any such officer at the above-referenced office.  In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate.  “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth above is authorized or required by law or executive order to remain closed.

11.           Security Procedures.

(a)  If a Payment Notice is given by Buyer, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to one of the Authorized Representatives for Buyer, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated. If a Mutual Release Notice or Termination Notice is given by the Parties, as applicable, whether in writing, by facsimile or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to at least one of the persons designated by each such Party for such purposes on Schedule 1, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated  The persons designated as Authorized Representatives and telephone numbers for same may be changed only in a writing executed by an Authorized Representative or other duly authorized officer of the applicable Party setting forth such changes and actually received by the Escrow Agent via facsimile or as a PDF attached to an email.  No funds will be disbursed until an Authorized Representative(s) is able to confirm such instructions by telephone callback.  The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by GGCP or Buyer to identify (a) the beneficiary, (b) the beneficiary's bank, or (c) an intermediary bank.  The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The Parties acknowledge that these security procedures are commercially reasonable.

(b)           Upon delivery of the Escrowed Funds in full by Escrow Agent, this Escrow Agreement shall terminate and the related account(s) shall be closed, subject to the provisions of Section 7.

12.           Compliance with Court Orders.  In the event that a legal garnishment, attachment, levy restraining notice or court order is served with respect to any of the Escrowed Funds, or the delivery thereof shall be stayed or enjoined by an order of a court, Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all such orders so entered or issued,  and in the event that Escrow Agent obeys or complies with any such order it shall not be liable to any of the Parties hereto or to any other person by reason of such compliance notwithstanding such order be subsequently reversed, modified, annulled, set aside or vacated.

13.            Miscellaneous.  The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Escrow Agent and the Parties.  Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by the Escrow Agent or any Party, except as provided in Section 6, without the prior consent of the Escrow Agent and the other Parties.  This Escrow Agreement shall be governed by and construed under the laws of the State of New York.  Each Party irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to the jurisdiction of the courts located in the State of New York. To the extent that in any jurisdiction either Party may now or hereafter be entitled to claim for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, such Party shall not claim, and hereby irrevocably waives, such immunity.  The Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement.  No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control.  This Escrow Agreement and any joint instructions from the Parties may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the parties to this Escrow Agreement may be transmitted by facsimile or as a PDF attached to an email or may be electronically signed and each such execution will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces, and will be binding upon such party.  If any provision of this Escrow Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.  A person who is not a party to this Escrow Agreement shall have no right to enforce any term of this Escrow Agreement. The parties represent, warrant and covenant that (i) each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with applicable laws and regulations; (ii) such Party has full power and authority to enter into, execute and deliver this Agreement and to perform all of the duties and obligations to be performed by it hereunder; and (iii) the person(s) executing this Agreement on such Party’s behalf and certifying Authorized Representatives in the applicable Schedule 1 have been duly and properly authorized to do so, and each Authorized Representative of such Party has been duly and properly authorized to take the actions specified for such person in the applicable Schedule 1.  Where, however, the conflicting provisions of any such applicable law may be waived, they are hereby irrevocably waived by the parties hereto to the fullest extent permitted by law, to the end that this Escrow Agreement shall be enforced as written.  Except as expressly provided in Section 8 above, nothing in this Escrow Agreement, whether express or implied, shall be construed to give to any person or entity other than the Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of this Escrow Agreement or any funds escrowed hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date set forth above.

GAMCO INVESTORS, INC., a Delaware corporation

By:	/s/ Kevin A. Handwerker
Name: Kevin A. Handwerker
Title: Executive Vice President, General Counsel and Secretary

GGCP, INC.,
a Wyoming corporation

By:	/s/ Silvio Berni
Name: Silvio Berni
Title: Vice President

CASCADE INVESTMENT, L.L.C.,
a Washington limited liability company

By:	/s/ Alan Henberger
Name: Alan Henberger
Title: Authorized Representative

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Escrow Agent

By:	/s/ Diane A. DeMarco
Name: Diane A. DeMarco
Title: Vice President

SCHEDULE 1

Schedule 1-A

GAMCO INVESTORS, INC.

DESIGNATION OF AUTHORIZED
REPRESENTATIVES

The undersigned, ________________________, being the duly elected, qualified and acting ________________________ of GAMCO Investors, Inc. (“GAMCO”), does hereby certify:

1.           That each of the following persons is at the date hereof an Authorized Representative, as such term is defined in the Escrow Agreement, dated August 15, 2016, by and among GAMCO, GGCP, Inc., Cascade Investment, L.L.C. and Escrow Agent (the “Escrow Agreement”), that the signature appearing opposite each person’s name is the true and genuine signature of such person, and that each person’s contact information is current and up-to-date at the date hereof.  Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement.

NAME	SIGNATURE	TELEPHONE & CELL NUMBERS

(cell)

(cell)

(cell)

2.           That pursuant to GAMCO’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of GAMCO, and that the undersigned has so executed this Designation this 15th day of August, 2016.

Signature:
Name:
Title:

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-A

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email,  must include the signature of the Authorized Representative authorizing said funds transfer on behalf of such Party.

Schedule 1-B

GGCP, INC.

DESIGNATION OF AUTHORIZED
REPRESENTATIVES

The undersigned, ________________________, being the duly elected, qualified and acting ________________________ of GGCP, Inc. (“GGCP”), does hereby certify:

1.          That each of the following persons is at the date hereof an Authorized Representative, as such term is defined in the Escrow Agreement, dated August 15, 2016, by and among GAMCO Investors, Inc., GGCP, Cascade Investment, L.L.C. and Escrow Agent (the “Escrow Agreement”), that the signature appearing opposite each person’s name is the true and genuine signature of such person, and that each person’s contact information is current and up-to-date at the date hereof.  Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement.

NAME	SIGNATURE	TELEPHONE & CELL NUMBERS

(cell)

(cell)

(cell)

2.          That pursuant to GGCP’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of GGCP, and that the undersigned has so executed this Designation this 15th day of August, 2016.

Signature:
Name:
Title:

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-B

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email,  must include the signature of the Authorized Representative authorizing said funds transfer on behalf of such Party.

Schedule 1-C

CASCADE INVESTMENT, L.L.C.

 DESIGNATION OF AUTHORIZED
REPRESENTATIVES

The undersigned, ________________________, being the duly elected, qualified and acting ________________________ of Cascade Investment, L.L.C. (“Buyer”), does hereby certify:

1.          That each of the following persons is at the date hereof an Authorized Representative, as such term is defined in the Escrow Agreement, dated August 15, 2016, by and among GAMCO Investors, Inc., GGCP, Inc., Buyer and Escrow Agent (the “Escrow Agreement”), that the signature appearing opposite each person’s name is the true and genuine signature of such person, and that each person’s contact information is current and up-to-date at the date hereof.  Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement.

NAME	SIGNATURE	TELEPHONE & CELL NUMBERS

(cell)

(cell)

(cell)

2.           That pursuant to Buyer’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of Buyer, and that the undersigned has so executed this Designation this 15th day of August, 2016.

Signature:
Name:
Title:

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-C

All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email,  must include the signature of the Authorized Representative authorizing said funds transfer on behalf of such Party.